Exhibit 32.1


                           SECTION 1350 CERTIFICATION
                         OF PRINCIPAL EXECUTIVE OFFICER
                              OF AMEREN CORPORATION
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-Q for the quarterly period ended March 31, 2004 of Ameren Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary L. Rainwater, chief executive officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 10, 2004



                                         /s/ Gary L. Rainwater
                                         ----------------------------------
                                         Gary L. Rainwater
                                         Chairman, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)